Exhibit 10.35

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT to the Registration Rights Agreement (as defined below) (the “Amendment”) is entered into as of January 28, 2025 (the “Effective Date”), by and between Yoshiharu Global Co., a Delaware corporation (the “Company”) and Crom Structured Opportunities Fund I, LP, a Delaware limited partnership (the “Investor”, and collectively with the Company, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain registration rights agreement dated on or around January 6, 2025 (as amended from time to time, the “Registration Rights Agreement”), a copy of which is attached hereto as Exhibit “A”, which was entered into in connection with the securities purchase agreement dated on or around January 6, 2025 (the “Purchase Agreement”); and

B. The Parties desire to amend the Registration Rights Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given to them in the Registration Rights Agreement.

2. The two references to “ninety (90)” in Section 2(a) of the Registration Rights Agreement shall be replaced with “one hundred twenty (120)”.

3. Section 11(c) of the Registration Rights Agreement shall apply to this Amendment.

4. This Amendment may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Registration Rights Agreement. Except as specifically modified hereby, all of the provisions of the Registration Rights Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

YOSHIHARU GLOBAL CO.

By:
Name:	James Chae
Title:	Chief Executive Officer

CROM STRUCTURED OPPORTUNITIES FUND I, LP

By:	CROM STRUCTURED OPPORTUNITIES FUND I GP, LLC, its General Partner

By:	CROM CORTANA FUND LLC, member of the General Partner

By:
Name:
Title:	Authorized Signatory